Exhibit 10.17


                     ELEVENTH AMENDMENT TO THE PENSION PLAN
                    FOR EMPLOYEES OF THE COASTAL CORPORATION


     THIS AMENDMENT is made the 6th day of December, 1996, by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company").

                                   WITNESSETH:

     WHEREAS, the Company wishes to amend The Pension Plan for Employees of The Coastal Corporation (the "Plan") to clarify various provisions in order to obtain a determination letter from the Internal Revenue Service and to maintain the Plan as a qualified Plan;

     NOW, THEREFORE, the Plan is amended as follows:

1.   Section 1.2A is amended by adding at the end of the second paragraph:

              "For purposes of applying the Code Section 401(a)(17) limit to Average Annual Compensation, if any Employee is a family member (spouse and lineal descendants who have not attained the age of 19 before the end of the Plan Year) of either (a) a five percent owner or (b) a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such Plan Year, then the Average Annual Compensation with respect to such Employees shall be aggregated with all other members of such family unit. If applicable, the Code Section 401
     (a)(17) limit will be allocated among the members of the family unit in proportion to the Average Annual Compensation of each family member that is combined to determine the aggregate."

2.   Section 1.2B is amended by adding a second paragraph:

              "In no event shall Basic Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code. For purposes of applying the Code Section 401(a)(17) limit to Basic Compensation, if any Employee is a family member (spouse and lineal descendants who have not attained the age of 19 before the end of the Plan Year) of either (a) a five percent owner or (b) a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such Plan Year, then the Basic Compensation with respect to such Employees shall be aggregated with all other members of such family unit. If applicable, the Code Section 401 (a)(17) limit will be allocated among the members of the family unit in proportion to the Basic Compensation of each family member that is combined to determine the aggregate."

3.   Item 7 of the Fourth Amendment, dated May 20, 1994 is deleted.

4.   Section 1.14 is amended in its entirety to read as follows:

              "1.14 (a) "Hour of Service" means a period of time consisting of an individual's period of employment with the Company, a Subsidiary or a Related Employer and for all purposes except vesting means (i) each hour for which an individual is paid, or entitled to payment, for the performance of duties during a period of employment with the Company, a Subsidiary or a Related Employer; and (ii) each hour for which an individual is directly or indirectly paid by the Company, a Subsidiary or a Related Employer or is entitled to payment from the Company, a Subsidiary or a Related Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company, a Subsidiary or a Related Employer shall be included under either (i) or
     (ii) as may be appropriate. Hours of Service shall be credited:



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                      (A) in the case of hours referred to in clause (i) of
             the first sentence of this subsection, for the computation period in which the duties are performed;

                      (B) in the case of hours  referred  to in clause (ii)
             of the first sentence of this subsection, for the computation period or periods in which the period during which no duties are performed occurs; and

                      (C) in the  case  of  hours  for  which  back  pay is
             awarded or agreed to by the Company, a Subsidiary or a Related Employer for the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

              (b) In determining Hours of Service an individual who is employed by the Company, a Subsidiary or a Related Employer on other than an hourly rated basis shall be credited with ten Hours of Service per day for each day the individual would, if hourly rated, be credited with service pursuant to clause (i) of the first sentence of subsection
     (a). If an individual is paid for reasons other than the performance of duties pursuant to clause (ii) of the first sentence of subsection (a):
     (i) in the case of a payment made or due that is calculated on the basis of units of time, an individual shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an individual without a regular work schedule shall be credited with eight Hours of Service per day (to a maximum of forty Hours of Service per week) for each day that the individual is so paid. Hours of Service shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes that section.

              (c) Hour of Service includes each hour for which an individual is disabled and eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary or a Related Employer. Hours of Service during such disability periods shall be determined pursuant to the procedure in subsection (b) for an individual without a regular work schedule. Provided, however, that if the cause of the disability of such disabled individual is nonoccupational, Hours of Service credited pursuant to this provision shall not exceed the greater of the number of Hours of Service equal to three Years of Service or the number of Hours of Service such individual had credited under the Plan prior to the time such individual became disabled.

              (d) Hour of Service for purposes of vesting only, means an hour for which an individual is paid, or entitled to payment, by the Company, a Subsidiary or a Related Employer for the performance of duties for the Company, a Subsidiary or a Related Employer and an hour for which an individual is disabled and eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary, or a Related Employer. Provided, however, that if the cause of the disability of such disabled individual is nonoccupational, Hours of Service credited pursuant to this provision shall not exceed the greater of the number of Hours of Service equal to three Years of Service or the number of Hours of Service such individual had credited under the Plan prior to the time such individual became disabled. Hours of Service during such disability periods shall be determined pursuant to the procedure in subsection (b) for an individual without a regular work schedule.

              (e) For purposes of eligibility to participate in the Plan and vesting, Hour of Service shall include hours during an approved leave of absence granted by the Company to an individual on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the individual returns to employment with the Company at the end of such leave of absence.

              (f) Hours of Service credited for a period of time during which an individual is absent from service for any reason other than disability, jury duty or military leave may not exceed six months. This limitation applies only for purposes of determining eligibility to participate in the Plan and Retirement Income since vesting is determined based on the elapsed time method."


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5.   Section 1.28 is amended to read in its entirety as follows:

              "1.28 "Years of Service" means a period of time consisting of an individual's period of employment with the Company, a Subsidiary or a Related Employer determined as follows. Years of Service is defined differently for purposes of eligibility to participate, vesting and determination of Retirement Income.

             (a) Eligibility. (i) For purposes of eligibility to participate in the Plan, Years of Service shall be based upon the twelve-consecutive-month period commencing upon an individual's date of employment or reemployment, as is appropriate, with the Company, a Subsidiary or a Related Employer for the initial year and for subsequent periods (including the Plan Year which includes the first anniversary of the individual's date of employment or reemployment, as is appropriate) shall be based upon the calendar year.

                      (ii) For Plan Years before 1990, Years of Service for
             purposes of eligibility are measured based upon the individual's employment or reemployment date and anniversaries thereof in lieu of the calendar year. The amendment adopting the calendar year provision for years after 1989 with respect to eligibility was dated February 6, 1990. With respect to the period of time beginning on January 1, 1990 and ending on February 6, 1990, an individual shall receive the greater of the Years of Service calculated using the provisions in effect prior to 1990 and the provisions which became effective January 1, 1990 for purposes of determining eligibility to join the Plan.

              (b) Vesting. For purposes of determining the vesting of a Participant under the Plan, Years of Service means an aggregated period of time commencing with an individual's first day of employment or reemployment by the Company, a Subsidiary or a Related Employer and ending on the first day of a Period of Severance. An individual shall also receive credit for any Period of Severance of less than twelve consecutive months. Fractional periods of less than a year shall be expressed in terms of days. Notwithstanding the foregoing provisions of this Section, if an individual separates from the service of the Company, a Subsidiary or a Related Employer for any reason other than a termination, retirement or discharge (such as vacation, holiday, sickness, disability, leave of absence or layoff) and subsequently quits, retires or is discharged, such individual will not receive more than one Year of Service after such individual first separates from service; provided, however, that an individual may receive more than one Year of Service if such individual is credited with Hours of Service pursuant to provisions relating to Hours of Service while such individual is disabled.

              (c) Retirement Income. (i) For purposes of determining a Participant's Retirement Income pursuant to Article V of the Plan, Years of Service shall be measured in completed months based on Plan Years.

                      (ii) For  purposes  of  determining  a  Participant's
             Retirement Income pursuant to Article V, a Participant's Years of Service shall only include Plan Years in which he completes at least 1,000 Hours of Service as a Participant. For this purpose, a Participant who was required to complete a Year of Service to be eligible to participate in the Plan shall receive credit for such Year of Service. However, no Retirement Income is due to an individual who has not met the eligibility requirements to become a Participant. If a Participant has fewer than 1,000 Hours of Service in his first or last Year of Service, or both, his Years of Service for purposes of determining his Retirement Income shall be combined to reflect the number of months in such individual's first and last Years of Service in which such individual completes Hours of Service as a Participant.

                      (iii) For  purposes  of  determining  eligibility  to
             participate and Retirement Income under the Plan, Years of Service shall only include Plan Years, or periods commencing on an individual's date of employment or reemployment by the Company, a Subsidiary or a Related Employer in which such individual completes at least 1,000 Hours of Service with the Company, any Subsidiary and any Related Employer.



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                    (iv) Years of  Service for purposes of  determining  a
            Participant's Retirement Income shall not include any complete calendar month during which the individual was not credited with an Hour of Service.

                      (v) Years of Service for  purposes of determining  a
            Participant's Retirement Income shall not include any period of an individual's employment with the Company, a Subsidiary or Related Employer prior to January 1, 1976 during a period of time when such individual's customary employment was for less than five months per year or for less than 20 hours per week.

                     (vi) For  purposes  of  determining  a  Participant's
            Retirement Income under this Plan, including the reemployment provisions of the Plan, Years of Service shall not include any period of a Participant's employment prior to the date as of which the accrued benefit of such Participant was transferred from this Plan to a qualified pension plan maintained by an entity which is not the Company, a Subsidiary or a Related Employer; provided, however, that such Years of Service shall include such period if such Participant is reemployed and such accrued benefit is transferred back to this Plan.

                     (vii) Years of Service  credited for a period of time
            during which an individual is absent from service for any reason other than disability, jury duty or military leave may not exceed six months. This limitation applies only for purposes of determining Retirement Income since vesting is determined based on the elapsed time method.

               (d) All Purposes. (i) Years of Service shall include any period in which an individual is absent to serve in the armed forces of the United States under circumstances whereby such individual is entitled to reemployment rights under applicable law, if such individual returns or offers to return to work prior to the expiration of such reemployment rights; provided that during such period of absence, hours shall be deemed to have been worked and paid for at the usual and customary rate for the individual preceding the absence.

                    (ii) Years of Service shall not include any period of an individual's employment for an organization prior to the date that it became a Subsidiary or a Related Employer and shall not include any period of an individual's employment for an organization whose business and assets are acquired by the Company, a Subsidiary or a Related Employer, unless specific provision to the contrary is included in the Plan.

                    (iii) If an individual who has had a Break in Service is reemployed by the Company, a Subsidiary or a Related Employer, his Years of Service shall include the Years of Service to his credit at the time the Break in Service began, unless such individual had no vested interest in his Accrued Benefit prior to such Break in Service and the length of the Break in Service equals or exceeds the greater of five Years of Service or the Years of Service to such individual's credit at the time such Break in Service began; provided, however, that Years of Service for periods of time before 1976 shall be added to Years of Service after 1975 only for individuals who were active employees or on approved leave of absence as of January 1, 1976. For individuals with Years of Service under the ANR Plan, the preceding sentence shall be applied by substituting 1975, 1974, and January 1, 1975 for 1976, 1975 and January 1, 1976, respectively.

                    (iv) Years of Service shall include a period of time for which an individual is credited with an Hour of Service."

6. Clause (b) of Section 11.1 is amended to read in its entirety as follows:

              "(b) directly or indirectly affecting the schedule set forth in Section 5.4 used to determine the vested interest of a Participant on the effective date of the amendment unless (i) the conditions of
     Section 411(a)(10) of the Code are satisfied and (ii) each Participant whose nonforfeitable percentage of his accrued benefit is determined under Section 5.4 and who has completed three Years of Service with the Employer, may


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     elect, during the election period, to have the nonforfeitable percentage determined under the old vesting schedule."

7.   The introductory paragraph of Section 13.5 is amended to add at the end:
     "; provided, however, that the following formula for vesting of Top-Heavy Participants shall be at least as favorable at all points in time as the formula set forth in Section 5.4:"

8. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and their corporate seals to be affixed hereto as of the date indicated above.

ATTEST:                                         THE COASTAL CORPORATION
(Seal)


AUSTIN M. O'TOOLE                               By:  DAVID A. ARLEDGE
-------------------------                            -------------------------
Austin M. O'Toole                                    David A. Arledge
Senior Vice President and                            President and Chief
   Secretary                                           Executive Officer



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